1761 East St. Andrew Place
Santa Ana, CA 92705-4934
Tel          714 247 6000

ANNUAL STATEMENT AS TO COMPLIANCE

Pursuant to the requirements of applicable Servicing Agreement for each of the transactions listed on Schedule I hereto, the undersigned, duly authorized officers of Deutsche Bank Trust Company Americas, in its applicable capacity(ies) as listed on Schedule I ("Deutsche Bank"), hereby certifies as follows as of and for the year ending December 31, 2024 (the "Reporting Period"):

A)	A review of Deutsche Bank's activities during the Reporting Period and of its performance under the applicable Servicing Agreement has been made under such officer's supervision; and
B)	To the best of such officer's knowledge, based on such review, Deutsche Bank has fulfilled all of its obligations under the applicable Servicing Agreement in all material respects throughout the Reporting Period.

/s/ Katherine M. Wannenmacher

By: Katherine M. Wannenmacher
Title: Director
Date: February 28, 2025

/s/ Karlene Collins

By: Karlene Collins
Title: Vice President
Date: February 28, 2025

Schedule I

Commercial Mortgage Pass-Through Certificates	Agreement Date	Deutsche Bank Role
Deutsche Mortgage & Asset Receiving Corporation DBUBS 2011-LC2	June 1, 2011	Certificate Administrator
Deutsche Mortgage & Asset Receiving Corporation COMM 2012-LC4	March 1, 2012	Certificate Administrator and Custodian
Deutsche Mortgage & Asset Receiving Corporation COMM 2012-CCRE3	October 1, 2012	Certificate Administrator and Custodian
Deutsche Mortgage & Asset Receiving Corporation COMM 2012-LTRT	October 1, 2012	Certificate Administrator and Custodian
Deutsche Mortgage & Asset Receiving Corporation BWAY 2013-1515	March 1, 2013	Certificate Administrator and Custodian
Deutsche Mortgage & Asset Receiving Corporation COMM 2013-CCRE6	March 1, 2013	Certificate Administrator and Custodian
Deutsche Mortgage & Asset Receiving Corporation COMM 2013-CCRE8	June 1, 2013	Certificate Administrator and Custodian
Deutsche Mortgage & Asset Receiving Corporation COMM 2013-CCRE9	July 1, 2013	Certificate Administrator and Custodian
Deutsche Mortgage & Asset Receiving Corporation COMM 2013-300P	August 1, 2013	Certificate Administrator and Custodian
Deutsche Mortgage & Asset Receiving Corporation COMM 2013-LC13	September 1, 2013	Certificate Administrator and Custodian
Deutsche Mortgage & Asset Receiving Corporation COMM 2013-CCRE11	October 1, 2013	Certificate Administrator and Custodian
Deutsche Mortgage & Asset Receiving Corporation COMM 2013-CCRE13	December 1, 2013	Certificate Administrator and Custodian
Deutsche Mortgage & Asset Receiving Corporation COMM 2014-CCRE14	January 1, 2014	Certificate Administrator and Custodian
Deutsche Mortgage & Asset Receiving Corporation DBCCRE 2014-ARCP	January 1, 2014	Certificate Administrator and Custodian
Deutsche Mortgage & Asset Receiving Corporation COMM 2014-UBS2	March 1, 2014	Certificate Administrator and Custodian
Deutsche Mortgage & Asset Receiving Corporation COMM 2014-CCRE17	May 1, 2014	Certificate Administrator and Custodian
Deutsche Mortgage & Asset Receiving Corporation COMM 2014-UBS4	July 1, 2014	Certificate Administrator and Custodian
Deutsche Mortgage & Asset Receiving Corporation COMM 2015-CCRE22	March 1, 2015	Certificate Administrator and Custodian
Deutsche Mortgage & Asset Receiving Corporation COMM 2015-LC21	June 1, 2015	Certificate Administrator and Custodian
Deutsche Mortgage & Asset Receiving Corporation DBWF 2015-LCM	June 25, 2015	Certificate Administrator and Custodian
Deutsche Mortgage & Asset Receiving Corporation COMM 2015-CCRE25	August 1, 2015	Certificate Administrator and Custodian
Deutsche Mortgage & Asset Receiving Corporation COMM 2016-DC2	March 1, 2016	Certificate Administrator and Custodian
Deutsche Mortgage & Asset Receiving Corporation COMM 2016-787S	March 1, 2016	Certificate Administrator and Custodian
Deutsche Mortgage & Asset Receiving Corporation DB1PM 2016-SFC	August 1, 2016	Certificate Administrator and Custodian
Deutsche Mortgage & Asset Receiving Corporation DBWF 2016-85T	December 6, 2016	Certificate Administrator and Custodian
SFAVE Commercial Mortgage Securities 2015-SAVE	February 11, 2015	Certificate Administrator and Custodian
UBS-Citigroup Commercial Mortgage Trust 2011-C1	December 1, 2011	Certificate Administrator, Custodian and Trustee
UBS Commercial Mortgage Trust 2012-C1	May 1, 2012	Certificate Administrator, Trustee and Custodian
UBS-Barclays Commercial Mortgage Trust 2012-C3	September 1, 2012	Certificate Administrator, Trustee and Custodian
UBS-Barclays Commercial Mortgage Trust 2013-05	February 1, 2013	Certificate Administrator, Trustee and Custodian